UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT,
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report June 24, 2010
(Date of earliest event reported) June 24, 2010

TRINITY CAPITAL CORPORATION
(Exact name of Registrant as specified in its charter)

New Mexico
(State or other jurisdiction of incorporation)

000-50266	85-0242376
(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Trinity Drive, Los Alamos, New Mexico	87544
(Address of principal executive offices)	(Zip Code)

(505) 662-5171
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

  Item 8.01.   Other Events

On June 22, 2010, the Company's Board of Directors voted to not pay a semi-annual dividend for the first six months of 2010.  On June 24, 2010, the Company sent a letter to its shareholders stating the reasons for the decision not to declare a dividend at this time.   The letter to shareholders is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired

None

(b)           Pro Forma Financial Information

None

(c)           Shell Company Transactions

None

(d)           Exhibits

99.1           Letter to Shareholders dated June 24, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY CAPITAL CORPORATION

Dated: June 24, 2010	By:	/s/ William C. Enloe
William C. Enloe